                                                   Sbarro, Inc.
                                 Computation of Ratio of Earnings to Fixed Charges
                                              (Dollars in Thousands)



                                                           FISCAL YEAR                                  TWENTY-EIGHT WEEKS ENDED
                                            --------------------------------------------------------  ----------------------------
                                                                                           PRO FORMA  JULY 18,  JULY 12,  JULY 12,
                                            1998      1997      1996      1995      1994      1998      1999      1998      1998
                                           ------   -------    ------    ------    ------  ---------  -------   -------   --------
Fixed charges:

Interest expense.......................        $0        $0        $0        $0        $0   $30,519        $0        $0   $16,433
Rental expense.........................    19,705    18,419    16,667    16,193    14,520    19,705    11,097    10,281    11,097
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------

Total fixed charges....................   $19,705   $18,419   $16,667   $16,193   $14,520   $50,224   $11,097   $10,281   $27,530
                                           ======    ======    ======    ======    ======    ======    ======    ======    ======

Earnings available for fixed charges:

Earnings (1) ..........................    56,703    58,197    60,306    34,321    53,270    13,569    21,203    21,076   (1,890)
Add fixed charges......................    19,705    18,419    16,667    16,193    14,520    50,224    11,097    10,281    27,530
                                           ------    ------    ------    ------    ------    ------    ------    ------    ------

Total earnings available for
fixed charges..........................   $76,408   $76,616   $76,973   $50,514   $67,790   $63,793  $32,300   $31,357   $25,640
                                           ======    ======    ======    ======   =======   =======  =======   =======   =======

Ratio of earnings to fixed charges.....       3.9       4.2       4.6       3.1       4.7       1.3      2.9       3.1       0.9

-------------------

(1) Earnings represents "Income (loss) before income taxes and cumulative effect of change in method of accounting."

(2)  The ratio of earnings to fixed  charges has been  computed  based on diving
     Total earnings available for fixed charges by Total fixed charges. Total fixed charges consist of interest and one-third of rent expense (deemed to be a reasonable approximation of the interest factor).


                                                                   EXHIBIT 23.1
                                                                   ------------


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation in this Form S-4 registration statement of our report dated February 10, 1999 included in the Sbarro, Inc. Form 10-K for each of the three years in the period ended January 3, 1999 and to all references to our Firm included in this Form S-4 registration statement.


                                         /s/ Arthur Andersen LLP
                                         ARTHUR ANDERSEN LLP


New York, New York
November 9, 1999

                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                    FORM T-1
                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
             UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                     ---------------------------------------

                               FIRSTAR BANK, N.A.
                     ---------------------------------------
               (Exact Name of Trustee as specified in its charter)

     A National Banking Association                     41-0122055
     ------------------------------                     ----------
(State of incorporation or organization     (I.R.S. Employer Identification No.)
      if not a U.S. national bank)

        Corporate Trust Department
           101 East Fifth Street
            St. Paul, Minnesota                            55101
 (Address of principal executive offices)                (Zip Code)

                               FIRSTAR BANK, N.A.
                              101 East Fifth Street
                            St. Paul, Minnesota 55101
                                 (651) 229-2600
                     --------------------------------------
            (Name, address and telephone number of agent for service)

                                  Sbarro, Inc.
     and each of the subsidiary guarantors identified in footnote (A) below
     ----------------------------------------------------------------------
             (Exact name of obligors as specified in their charters)

              New York                                   11-2501139
     For subsidiary guarantors see               For subsidiary guarantors
     footnote (A) below                          see footnote (A) below
      -----------------------------              -------------------------
     (State or other jurisdiction                     (I.R.S. Employer
           of organization)                          Identification No.)

            401 Broadhollow Road
             Melville, New York                             11747
            --------------------                            -----
(Address of obligors' principal executive offices)        (Zip Code)

                     --------------------------------------
                            11% Senior Notes due 2009
                            -------------------------
                         (Title of Indenture Securities)

         (A) The following direct or indirect wholly owned subsidiaries of Sbarro, Inc. are guarantors of the notes and are co-obligors, with Sbarro, Inc., each of which is incorporated in the jurisdiction and has the I.R.S. Employer Identification Number indicated:

                                                                                       I.R.S. Employer
                                                                                       Identification
Name of Corporation                                  Jurisdiction of Organization          Number
-------------------                                  ----------------------------      ---------------
Sbarro Properties, Inc.                                        New York                  11-3279541
Sbarro America, Inc.                                           New York                  11-3189130
Sbarro America Properties, Inc.                                New York                  11-3279540
Sbarro's of Texas, Inc.                                         Texas                    76-0435138
Italian Food Franchising, Inc.                                 New York                  11-3189139
Corest Management, Inc.                                        New York                  11-3189134
Franrest Management, Inc.                                      New York                  11-3189135
Larkfield Equipment Corp.                                      New York                  11-3117942
Sbarro Foods, Inc.                                             New York                  13-3289742
Sbarro of Roosevelt Field, Inc.                                New York                  11-2738512
Sbarro of Virginia, Inc.                                       Virginia                  11-3189135
Demefac Leasing Corp.                                          New York                  11-3342379
Franchise Contracting and Equipment Corp.                      New York                  11-2531875
Melville Advertising Agency Inc.                               New York                  11-2534834
Sbarro Commack, Inc.                                           New York                  11-3046007
Sbarro Dominion Limited                                 New Brunswick, Canada               N/A
Sbarro of Las Vegas, Inc.                                      New York                  11-3282853
Sbarro of Hawaii, Inc.                                         New York                  11-3349165
Sbarro of Pennsylvania, Inc.                                 Pennsylvania                11-3153530
Sbarro Franchise Associates, Inc.                              New York                  11-3494009
Sbarro H.D.F., Inc.                                            New York                  11-3445227
N.H.D., Inc.                                                   New York                  11-3453320
Bushranger Holding, Inc.                                       New York                     N/A
Melville Pizzeria, Inc.                                        New York                  11-3496599
Sbarro One World Trade, Inc.                                   New York                  11-3298403
401 Broad Hollow Realty Corp.                                  New York                  11-3206395
401 Broad Hollow Fitness Center Corp.                          New York                  11-3494009
Sbarro Bistros, Inc.                                           New York                  11-3510693
Syosset Bistro, Inc.                                           New York                  11-3510383

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

                        Comptroller of the Currency
                        Treasury Department
                        Washington, D.C.

                        Federal Deposit Insurance Corporation
                        Washington, D.C.

                        The Board of Governors of the Federal Reserve System Washington, D.C.

          (b)  The Trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS. If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation.

          None.

          See Note following Item 16.

Items 3-15 are not applicable because to the best of the Trustee's knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. List of Exhibits. Listed below are all exhibits filed as a part of this statement of eligibility and qualification. Exhibits 1-4 are incorporated by reference from filing 333-48849. Exhibit 6 is incorporated by reference from filing 333-79659.

          Exhibit 1. A copy of the Articles of Association of the trustee now in effect.

          Exhibit 2. a. A copy of the certificate of the Comptroller of Currency
                        dated   June  1,  1965,   authorizing  Firstar  Bank  of
                        Minnesota, N.A. to act as fiduciary.

                     b. A copy of the  certificate  of  authority of the trustee
                        to   commence  business  issued  June  9,  1903, by  the
                        Comptroller of the Currency to Firstar Bank of Minnesota, N.A.

          Exhibit 3. A copy of the authorization  of  the  trustee  to  exercise corporate trust powers issued by the Federal Reserve Board.

          Exhibit 4.  A copy of the By-Laws of the trustee as now in effect.

          Exhibit 5.  N/A.

          Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

          Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligor, or affiliates, are based upon information furnished to the Trustee by the obligor. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, Firstar Bank, N.A., a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 9th day of November, 1999.

                                         FIRSTAR BANK, N.A.,
                                         f/k/a FIRSTAR BANK OF MINNESOTA, N.A.
(seal)

                                         /s/ Frank P. Leslie
                                         ---------------------------------------
                                         Frank P. Leslie III, Vice President

                                    EXHIBIT 6

                                     CONSENT


         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, Firstar Bank of Minnesota, N.A., hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:   November 9, 1999


                                         FIRSTAR BANK, N.A.,
                                         f/k/a FIRSTAR BANK OF MINNESOTA, N.A.
(seal)

                                         /s/ Frank P. Leslie
                                         ---------------------------------------
                                         Frank P. Leslie III, Vice President

                                                                    Exhibit 99.1
                                                                    ------------


                              LETTER OF TRANSMITTAL

                                Offer to Exchange
                            11% Senior Notes due 2009
           that have been registered under the Securities Act of 1933 for any and all outstanding
                            11% Senior Notes due 2009
                                       of
                                  SBARRO, INC.


--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 1999, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                               FIRSTAR BANK, N.A.

     BY HAND, OVERNIGHT DELIVERY OR              FACSIMILE TRANSMISSIONS
     REGISTERED OR CERTIFIED MAIL:            (ELIGIBLE INSTITUTIONS ONLY):
           Firstar Bank, N.A.                         (651) 229-6415
       Corporate Trust Department
   101 East Fifth Street, 12th Floor             TO CONFIRM BY TELEPHONE
       St. Paul, Minnesota 55101                 OR FOR INFORMATION CALL:
         Attn: Frank P. Leslie                        (651) 229-2600

                           _________________________

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         The undersigned acknowledges receipt of the Prospectus dated _________, 1999, of Sbarro, Inc., a New York corporation (the "Company"), and this Letter of Transmittal, which together constitute the Company's offer to exchange (the "Exchange Offer") an aggregate principal amount of up to $255,000,000 of the Company's 11% Senior Notes due 2009, (the "Old Notes") for the same aggregate principal amount of the Company's issued and outstanding 11% Senior Notes due 2009 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act"). As used in this Letter of Transmittal, the Prospectus, as the same may be amended or supplemented from time to time, is referred to as the "Prospectus."

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus.

         This Letter of Transmittal is to be completed by holders of Old Notes either if (a) Old Notes are to be forwarded herewith or (b) tenders of Old Notes are to be made by book-entry transfer to an account maintained by Firstar Bank, N.A. (the "Exchange Agent") at The Depository Trust Company (the "Book-

Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus.

         Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

               DESCRIPTION OF OLD NOTES                          1                     2                     3
-------------------------------------------------------  --------------------- --------------------- ---------------------
               Name(s) and Address(es)                                                                Principal Amount of
               of Registered Holder(s)                        Certificate       Aggregate Principal        Old Notes
             (Please fill in, if blank)*                      Number(s)**         Amount Old Notes         Tendered***
 ------------------------------------------------------- --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         --------------------- --------------------- ---------------------
                                                         TOTAL
--------------------------------------------------------------------------------------------------------------------------

* The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.
*    Need not be  completed  if Old  Notes  are  being  tendered  by  book-entry transfer.
** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. Unless otherwise indicated in this column, a holder will be deemed to have tendered all Old Notes represented by the Old Notes indicated in Column 2. See Instruction 4.


            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution _____________________________________________

     Account Number ____________________________________________________________

     Transaction Code Number ___________________________________________________

|_| CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name of Registered Holder(s) ______________________________________________
     Window Ticket Number (if any) _____________________________________________
     Date of Execution of Notice of Guaranteed Delivery ________________________ Name of Institution which Guaranteed Delivery _____________________________ IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:
     Name of Tendering Institution _____________________________________________
     Account Number ____________________________________________________________
     Transaction Code Number ___________________________________________________

|_| CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.

|_| CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name: __________________________________________________________________________

Address: _______________________________________________________________________

Ladies and Gentlemen: __________________________________________________________

         The undersigned hereby tenders to the Company, the above described aggregate principal amount of the Company's 11% Senior Notes due 2009 (the "Old Notes") in exchange for a like aggregate principal amount of the Company's 11% Senior Notes due 2009 that have been registered under the Securities Act (the "New Notes") upon the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to or upon the order of the Company all right, title and interest in and to the Old Notes that are being tendered herewith.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution

(such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (1) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (2) present Certificates for such Old Notes for transfer, and to transfer the Old Notes, on the books of the Company, and (3) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned is the registered owner of all the tendered Old Notes and the undersigned represents that it has received from each beneficial owner of the tendered Old Notes for which it holds Old Notes (collectively, the "Beneficial Owners") a duly completed and executed from of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner" accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. The New Notes will bear interest at a rate of 11% per annum. Accordingly, registered holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the last interest payment date on which interest was paid on the Old Notes surrendered in exchange therefor or, if no interest has been paid, from September 28, 1999. Interest on the Exchange Notes will be payable semi-annually on March 15 and September 15 of each year.

         The undersigned, hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Old Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the tender, exchange, assignment and transfer of the Old Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at
DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Old Notes and executing this Letter of Transmittal or effecting an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (1) neither the undersigned nor any Beneficial Owner of Old Notes participating in the Exchange Offer is an affiliate (within the meaning of Rule 405 under the Securities Act) of the Company, (2) neither the undersigned nor any Beneficial Owner of Old Notes participating in the Exchange Offer is engaged in, nor intends to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes and (3) the undersigned and each Beneficial Owner of Old Notes participating in the Exchange Offer is acquiring the New Notes in its ordinary course of their respective businesses.

         By tendering Old Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that if it or any Beneficial Owner of Old Notes participating is the Exchange Offer is a broker-dealer or if the undersigned or any Beneficial Owner of Old Notes is using the Exchange Offer to participate in a distribution of the New Notes, such person (1) could not under SEC policy as in effect on the date hereof rely on the position of the SEC enunciated in Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by the undersigned or such Beneficial Owner in exchange for Old Notes acquired by the undersigned or such Beneficial Owner directly from the Company.

         The Company has agreed that the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending the earlier of 30 days after the date on which the registration statement containing the Prospectus was first declared effective by the SEC and the date on which such broker-dealer is no longer required to deliver a Prospectus in connection with market making or other trading activities, subject to extension under certain limited circumstances described in the Prospectus (the "Delivery Period"), or, if earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Old Notes and executing this Letter of Transmittal, agrees that, upon receipt of any notice from the Company of the existence of any fact or the happening of any event that makes any statement of a material fact made in the registration statement of which the Prospectus is a part (the "Registration Statement"), the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading in any material respect, such Participating Broker-Dealer will forthwith discontinue disposition of New Notes until such Participating Broker-Dealer's receipt of the copies of an supplemented or amended Prospectus that does not contain any untrue statement of a material fact or omit to state any material fact that is necessary to make the statements therein not misleading or until it is advised in writing by the Company that the use of the

Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Participating Broker-Dealer will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Participating Broker-Dealer's possession, of the Prospectus that was being used at the time of receipt of such notice. In the event the Company shall give any such notice, the Delivery Period shall be extended by the number of days during the period from and including the date of the giving of such notice of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue in any material respect, or that requires the making of any additions to or changes in the registration statement of which the Prospectus is a part or the Prospectus in order to make the statements therein not misleading in any material respect to and including the date when each Participating Broker-Dealer shall have received the copies of such supplemented or amended Prospectus or shall have received advice from the Company that the use of the Prospectus may be resumed.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX.

                               HOLDER(S) SIGN HERE
                          (SEE INSTRUCTIONS 2,5 AND 6)
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE )
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

________________________________________________________________________________

________________________________________________________________________________
                           (Signature(s) Of Holder(s))

Date ___________________________________________________________________________

Name(s) ________________________________________________________________________
                                 (Please Print)
Capacity (full title) __________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                         Area Code and Telephone Number


________________________________________________________________________________
                 (Tax Identification Or Social Security Number(s

                            GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 2 AND 5)

________________________________________________________________________________
                             (Authorized Signature)

Date: __________________________________________________________________________

Name of Firm ___________________________________________________________________

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                         Area Code and Telephone Number


________________________________________________________________________________
                          SPECIAL ISSUANCE INSTRUCTIONS
                        (See Instructions 1, 2, 5 and 6)

To be completed ONLY if the New Notes or Old Notes not tendered are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue

|_|  Old Notes not tendered to:

|_|  New Notes, to:

Name(s) ________________________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)


________________________________________________________________________________
                         Area Code and Telephone Number

________________________________________________________________________________
                (Tax Identification or Social Security Number(s))


                          SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 2, 5 AND 6)


To be completed ONLY if New Notes or Old Notes not tendered are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail
|_|  Old Notes not tendered to:
|_|  New Notes, to:

Name(s) ________________________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                        (Area Code and Telephone Number)

________________________________________________________________________________
                (Tax Identification Or Social Security Number(s))

                                  INSTRUCTIONS
         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed either if (a) Certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" in the Prospectus. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

         ANY BENEFICIAL OWNER OF TENDERED OLD NOTES WHO IS NOT THE REGISTERED HOLDER MUST ARRANGE PROMPTLY WITH THE REGISTERED HOLDER TO EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL ON ITS BEHALF THROUGH THE EXECUTION AND DELIVERY TO THE REGISTERED HOLDER OF THE INSTRUCTIONS OF REGISTERED HOLDER AND/OR BOOK-ENTRY TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER FORM ACCOMPANYING THIS LETTER OF TRANSMITTAL.

         Holders who wish to tender their Old Notes and (1) whose Old Notes are not immediately available or (2) who cannot deliver their Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (3) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. Pursuant to those procedures: (1) a tender must be made by or through an Eligible Institution (as defined below); (2) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the Expiration Date; and (3) the Certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein) (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union;
(4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association.

         THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR

OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

               (1) this Letter of Transmittal is signed by the registered holder of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

               (2) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the Certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all the Old Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered." In such case, new Certificate(s) for the remainder of the Old Notes that were evidenced by your old Certificate(s) will be sent to the registered holder of the Old Notes promptly after the Expiration Date unless special issuance or special delivery instructions are given. See Instruction 6. All Old Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at its address set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn, and (if Certificates for Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the Certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If Certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such Certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular Certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. None of the Company or any affiliates or assigns of the Company or the Exchange Agent or any other person shall be under any duty to give any notification of any irregularities or incur any liability for failure to give any such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder promptly after withdrawal.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If any tendered Old Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If this Letter of Transmittal or any Certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Company, in its sole discretion, of each such person's authority so to act.

         When this Letter of Transmittal is signed by the registered owner(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of Certificate(s) or separate bond power(s) are required unless New Notes are to be issued in the name of a person other than the registered holder(s).

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Old Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company may require in accordance with the restrictions on transfer applicable to the Old Notes. Signatures on the Letter of Transmittal and such Certificates or bond powers must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions of the Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company or any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent.

         9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31 % backup withholding.

         The box "Awaiting TIN" in Part 1 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If that box is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid back-up withholding. Notwithstanding that the box "Awaiting TIN" in Part 1 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the
Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" in Part 2 to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

         10. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchanges.

         11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been completed.

         12. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITY HOLDERS
                               (See Instruction 9)

                        PAYOR'S NAME: FIRSTAR BANK, N.A.

----------------------------------------- --------------------------------------- -------------------------------------
                                                                                  TIN:_____________________________
                                          PART 1 - PLEASE  PROVIDE YOUR TIN               Social Security Number
                                          ON THE LINE AT RIGHT AND CERTIFY                          OR
               SUBSTITUTE                 BY SIGNING AND DATING BELOW                    Employer Identification
                FORM W-9
  DEPARTMENT OF THE TREASURY INTERNAL                                                         Awaiting TIN |_|
            REVENUE SERVICE               --------------------------------------- -------------------------------------
                                          PART  2  --  For  Payees  exempt  from
    PAYOR'S REQUEST FOR TAXPAYER          backup  withholding,  see the enclosed
         Identification Number            Guidelines  and complete as instructed
       ("TIN") AND CERTIFICATION          therein.
----------------------------------------- --------------------------------------- ---------------------------------------
                                          CERTIFICATION - UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                          (1)   The number shown on this form is my correct taxpayer
                                                identification number (or I am waiting for a number to be
                                                issued to me),
                                          (2)   I  am  not   subject  to  backup withholding either because (a) I
                                                am exempt from backup withholding, (b) I have not been
                                                notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure  to report all  interest or  dividends,  or (c) the IRS has notified me that
                                                I am no longer subject to backup withholding, and
                                          (3)   All other information  provided on this form is true and correct

                                          SIGNATURE___________________________________ DATE______________________
----------------------------------------- -------------------------------------------------------------------------------

         You must cross out item (2) in the Certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

             YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX MARKED "AWAITING TIN" IN PART 1 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me on account of the Exchange Offer will be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding, and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.


____________________________________         ___________________________________
           Signature                                      Date

--------------------------------------------------------------------------------

                                                                    Exhibit 99.2
                                                                    ------------


                          NOTICE OF GUARANTEED DELIVERY

                                Offer to Exchange
                            11% Senior Notes due 2009
           that have been registered under the Securities Act of 1933 for any and all outstanding
                            11% Senior Notes due 2009
                                       of
                                  SBARRO, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) Certificates for the 11% Senior Notes due 2009 (the "Old Notes") of Sbarro, Inc., a New York corporation (the "Company"), being tendered are not immediately available, or (2) time will not permit the Old Notes, the Letter of Transmittal or any other required documents to be delivered to Firstar Bank, N.A. (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date (as defined in the Prospectus referred to below) or (3) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or by facsimile transmission, to the Exchange Agent at the address set forth below. See "The Exchange Offer -- Procedures for Tendering the Old Notes" in the Prospectus. Capitalized terms not defined herein have the meanings given them in the Prospectus.

                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                               FIRSTAR BANK, N.A.

         BY HAND, OVERNIGHT COURIER OR            FACSIMILE TRANSMISSION
         REGISTERED OR CERTIFIED MAIL:        (ELIGIBLE INSTITUTIONS ONLY):

              Firstar Bank, N.A.                      (651) 229-6415
          Corporate Trust Department
       101 East Fifth Street, 12th Floor         TO CONFIRM BY TELEPHONE
           St. Paul, Minnesota 55101             OR FOR INFORMATION CALL:
             Attn: Frank P. Leslie                    (651) 229-2600

                         ------------------------------

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

         The undersigned hereby tenders to Sbarro, Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated _________, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of the Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes."

Aggregate principal                                     Please print the following information:
amount tendered*:  $_____________________
                                                        _____________________________________
Certificate No(s).
of Old Notes                                            _____________________________________
(if available):  __________________________             (Name(s) of Registered Holder(s))
                                                        _____________________________________
Aggregate principal
amount represented by the                               _____________________________________
Old Notes Certificate(s):  $________________                         (Address)
                                                        _____________________________________
---------------                                                 (City, State and Zip)
*  Must be in integral multiples of $1,000.
                                                        _____________________________________
                                                          (Area Code and Telephone Number)
IF THE OLD NOTES WILL BE TENDERED BY  BOOK-
ENTRY TRANSFER,  PLEASE  PROVIDE THE                    _____________________________________
FOLLOWING INFORMATION:

DTC Account Number:  __________________


All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

x_____________________________________       ___________________________________

x_____________________________________       ___________________________________
       (Signature(s) of Owner(s) or                         (Date)
          Authorized Signatory)


                THE GUARANTEE ON THE NEXT PAGE MUST BE COMPLETED

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (1) a bank; (2) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (3) a credit union; (4) a national securities exchange, registered securities association or clearing agency; or (5) a savings association that is a participant in a Securities Transfer Association (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at its address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depositary Trust Company ("DTC") pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof or, instead, Agent's Message) and any other required documents within three New York Stock Exchange trading days after the date of the execution of this Notice of Guaranteed Delivery.

---------------------------------------        ---------------------------------
           Name of Firm                               Authorized Signature

---------------------------------------        ---------------------------------
              Address                                          Title

---------------------------------------        ---------------------------------
              Zip Code                                  Type or Print Name

---------------------------------------        ---------------------------------
   Area Code and Telephone Number                              Date

NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH THE LETTER OF TRANSMITTAL.

                                                                    Exhibit 99.3
                                                                    ------------


                LETTER TO REGISTERED HOLDERS AND DTC PARTICIPANTS

                                Offer to Exchange
                            11% Senior Notes due 2009
           that have been registered under the Securities Act of 1933 for any and all outstanding
                            11% Senior Notes due 2009
                                       of
                                  SBARRO, INC.


To       Registered Holders and Depository
         Trust Company Participants:

         We are enclosing herewith the material listed below relating to the offer by Sbarro, Inc. (the "Company") to exchange its 11% Senior Notes due 2009 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act") for the same principal amount of its issued and outstanding 11% Senior Notes due 2009 (the "Old Notes") upon the terms and subject to the conditions set forth in the Company's Prospectus, dated
__________, 1999, and the related Letter of Transmittal (which together constitute the "Exchange Offer").

         Enclosed herewith are copies of the following documents:

         1. Prospectus dated __________, 1999;

         2. Letter of Transmittal (together with accompanying Substitute Form W-9 Guidelines);

         3. Notice of Guaranteed Delivery;

         4. Letter, to accompany the instruction form referred to in item 5 below, which may be sent to your clients for whose account you hold Old Notes in your name or in the name of your nominee; and

         5.  Instruction  to  Registered  Holder  and/or   Book-Entry   Transfer
Participant from Beneficial Owner (which may be sent from your clients to you with such clients' instructions with regard to the Exchange Offer).

         We urge you to contact your clients promptly. Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on ____________, 1999, unless extended.

         The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

         Pursuant to the Letter of Transmittal, each holder of Old Notes will represent to the Company that (1) neither the person who signs the Letter of Transmittal nor any beneficial owner of Old Notes participating in the Exchange Offer is an affiliate (within the meaning of Rule 405 under the Securities Act) of the Company, (2) neither the person who signs the Letter of Transmittal nor any beneficial owner of Old Notes participating in the Exchange Offer is engaged in, nor intends to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes and (3) the person who signs the Letter of Transmittal and each beneficial owner of Old Notes participating in the Exchange Ofer is acquiring the New Notes in the ordinary course of their respective businesses.

         By tendering Old Notes and executing the Letter of Transmittal, each holder of Old Notes will also represent and agree that if it or a beneficial owner of Old Notes is a broker-dealer or if it or a beneficial owner of Old Notes is using the Exchange Offer to participate in a distribution of the New Notes, such persons (1) could not under SEC policy as in effect on the date hereof rely on the position of the SEC enunciated in Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by the holder of Old Notes in exchange for Old Notes acquired by the person executing the Letter of Transmittal or a beneficial owner of Old Notes directly from the Company.

         The enclosed Instruction to Registered Holder and/or Book-Entry Transfer Participant from Beneficial Owner contains an authorization by the beneficial owners of the Old Notes for you to make the foregoing and certain other representations.

         The Company will not pay any fee or commission to any broker or dealer or to any other persons (other than the Exchange Agent) in connection with the solicitation of tenders of Old Notes pursuant to the Exchange Offer. The Company will pay or cause to be paid any transfer taxes payable on the transfer of Old Notes to it, except as otherwise provided in Instruction 12 of the enclosed Letter of Transmittal.

         Additional copies of the enclosed material may be obtained from the Exchange Agent at the address set forth in the Letter of Transmittal and the Prospectus.

                                     Very truly yours,


                                     SBARRO, INC.


NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU THE AGENT OF SBARRO, INC. OR FIRSTAR BANK, N.A. OR AUTHORIZE YOU TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON THEIR BEHALF IN CONNECTION WITH THE EXCHANGE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

                                                                    Exhibit 99.4
                                                                    ------------


                            FORM OF LETTER TO CLIENTS

                                Offer to Exchange
                       11% Senior Notes due 2009 that have
                been registered under the Securities Act of 1933
                           for any and all outstanding
                            11% Senior Notes due 2009
                                       of
                                  SBARRO, INC.


To Our Clients:

         We are enclosing herewith a Prospectus, dated ________, 1999, of Sbarro, Inc. (the "Company") and a related Letter of Transmittal (which together constitute the "Exchange Offer") relating to the offer by the Company to exchange its 11% Senior Notes due 2009 (the "New Notes") that have been registered under the Securities Act of 1933 (the "Securities Act") for the same principal amount of its issued and outstanding 11% Senior Notes due 2009 (the "Old Notes") upon the terms and subject to the conditions set forth in the Exchange Offer.

         Please note that the Exchange Offer will expire at 5:00 p.m., New York City time, on _________, 1999, unless extended.

         The Exchange Offer is not conditioned upon any minimum number of Old Notes being tendered.

         We are the holder of record and/or participant in the book-entry transfer facility of Old Notes held by us for your account. A tender of such Old Notes can be made only by us as the record holder and/or participant in the book-entry transfer facility and pursuant to your instructions. The Letter of Transmittal is furnished to you for your information only and cannot be used by you to tender Old Notes held by us for your account.

         We request instructions as to whether you wish to tender any or all of the Old Notes held by us for your account pursuant to the terms and conditions of the Exchange Offer and that you confirm that we may on your behalf make the representations contained in the Letter of Transmittal. Please complete and sign the enclosed "Instructions to Registered Holder and/or Book-Entry Transfer Participant from Beneficial Owner," which will provide us with such instructions and confirmation.

                                       Very truly yours,

                                                                    Exhibit 99.5
                                                                    ------------


               INSTRUCTIONS TO REGISTERED HOLDER AND/OR BOOK-ENTRY
                   TRANSFER PARTICIPANT FROM BENEFICIAL OWNER
                                       OF
                                  SBARRO, INC.

                            11% Senior Notes due 2009

To Registered Holder and/or Participant of the Book-Entry Transfer Facility:

         The undersigned hereby acknowledges receipt of the Prospectus dated __________, 1999 (the "Prospectus") of Sbarro, Inc. (the "Company") and the accompanying Letter of Transmittal (the "Letter of Transmittal") that together constitute the Company's offer (the "Exchange Offer"). Capitalized terms used but not defined herein have the meanings given them in the Prospectus.

         This will instruct you, the registered holder and/or book-entry transfer facility participant, as to the action to be taken by you relating to the Exchange Offer with respect to the Old Notes held by you for the account of the undersigned.

         The aggregate face amount of the Old Notes held by you for the account of the undersigned is (fill in amount):

         $ ______________ of the 11% Senior Notes due 2009.

         With respect to the Exchange Offer, the undersigned hereby instructs you (check appropriate box):

         |_| To TENDER the following Old Notes held by you for the account of the undersigned (insert principal amount of Old Notes to be tendered, (if any):

                  $ ______________ of the 12% Senior Notes due 2009.

         |_| NOT to TENDER any Old Notes held by you for the account of the undersigned.

         If the undersigned instructs you to tender the Old Notes held by you for the account of the undersigned, it is understood that you are authorized to make, on behalf of the undersigned (and the undersigned, by its signature below, hereby makes to you), the representation and warranties contained in the Letter of Transmittal that are to be made with respect to the undersigned as a beneficial owner, including but not limited to the representations, that (1) the undersigned is not an affiliate (within the meaning of Rule 405 under the Securities Act) of the Company, (2) the undersigned is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the New Notes and (3) the undersigned is acquiring the New Notes in the ordinary course of its business.

         By tendering Old Notes and executing this Letter of Transmittal, the undersigned will also be deemed to represent and agree that if it is a broker-dealer or if it is using the Exchange Offer to participate in a distribution of the New Notes, it (1) could not under SEC policy as in effect on the date hereof rely on the position of the SEC enunciated in Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling (available July 2, 1993), and similar no-action letters and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction and that such a resale transaction must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of New Notes obtained by the undersigned in exchange for Old Notes acquired by it directly from the Company.


                                    SIGN HERE

Name of beneficial owner(s):  __________________________________________________

Signature(s): __________________________________________________________________

Name(s) (please print): ________________________________________________________

Address:  ______________________________________________________________________

Telephone Number:  _____________________________________________________________

Taxpayer identification or Social Security Number:  ____________________________

Date:  _________________________________________________________________________